SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of November 26, 1997 is by and between SUNRISE LEASING CORPORATION, a Minnesota corporation ("SLC"), SUNRISE INTERNATIONAL LEASING CORPORATION, a Delaware corporation ("SILC"), as successor by merger to SUNRISE RESOURCES, INC., a Minnesota corporation ("SRI") (SLC and SILC are collectively referred to as the "Borrower"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         A. SLC, SRI, as predecessor by merger to SILC, and the Lender are parties to an Amended and Restated Credit Agreement dated as of April 1, 1996, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of October 1, 1996 and First Amendment to Credit Agreement dated as of September 30, 1997 (as so amended, the "Credit Agreement") which provides for credit accommodations up to a maximum amount of Twenty Five Million and no/100 Dollars ( $25,000,000.00).

         B. SLC, SRI, as predecessor by merger to SILC, and the Lender are parties to a Joint Amended and Restated Security Agreement dated as of April 1, 1996 (the "Security Agreement"), pursuant to which SLC and SRI granted security interests in favor of the Lender in certain of their assets to secure the indebtedness and obligations arising under the Credit Agreement.

         C. The Borrower and the Lender have agreed to amend the Credit Agreement upon the terms and conditions herein set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Certain Defined Terms. Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed thereto in the Credit Agreement.

         Section 2. Amendment to Credit Agreement. Subject to Section 4 hereof, the Credit Agreement is amended as follows:

                  (a) The first sentence of Section 4.1 is amended by deleting "Minnesota" where it appears therein and substituting "its incorporation" therefor.

                  (b) The second sentence of Section 4.4 is amended by deleting "December 31, 1995" where it appears therein and substituting "October 17, 1997" therefor.

                  (c) Section 4.17 is amended in its entirety to read as follows:


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                           4.17 Subsidiaries. SILC has no Subsidiaries other
                  than SLC and Sunrise Financial Resources, Inc., a Minnesota corporation. SLC has no Subsidiaries other than Sunrise Funding Corporation I, a Minnesota corporation.

         Section 3.  Default and Waiver.

                  3.1 Maintenance of Corporate Existence; Consolidation; Merger; Subsidiaries. Under Section 6.2 of the Credit Agreement, SRI agreed to maintain and preserve its corporate existence. Under Section 7.1 of the Credit Agreement, SRI agreed not to consolidate or merge into or with any other entity. Under Section 7.6 of the Credit Agreement, SRI agreed not to permit any material change in the ownership of the Borrower. Under Section 7.7 of the Credit Agreement, SRI agreed not to create any new subsidiaries. SRI, without the consent of the Lender, (i) changed its state of incorporation from Minnesota to Delaware (the "Change of State of Incorporation"), (ii) formed a wholly owned subsidiary named Sunrise International Leasing Corporation, a Delaware corporation ("SILC") (the "Formation of Subsidiary"), (iii) merged SRI into SILC (the "Merger"), and (iv) changed its name to Sunrise International Leasing Corporation (the "Name Change").

                  3.2 Waiver. The Lender hereby waives compliance by SRI with the requirements described in Section 3.1 hereof for the period ending on October 17, 1997, and consents to (i) the Change of State of Incorporation, (ii) the Formation of Subsidiary, (iii) the Merger and
         (iv) the Name Change. The Borrower agrees that the waivers and consents set forth in this Section 3.2 shall be limited to the precise meaning of the words as written herein and shall not be deemed (a) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement, or of any of the terms or conditions described in
         Section 3.1 hereof for any period ending on any date except October 17, 1997, or (b) to prejudice any right or remedy that the Lender may now have or may in the future have under or in connection with the Credit Agreement. The Borrower acknowledges and agrees that the waivers and consents set forth in this Section 3.2 is provided by the Lender as an accommodation to the Borrower. The waivers and consents set forth herein shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         Section 4. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of October 17, 1997, provided that the Lender shall receive this Amendment, duly executed by the Borrower and provided further that the following conditions are satisfied:

                  (a) After giving effect to this Amendment, the representations and warranties of the Borrower in Articles 4 and 5 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of such agreement.


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                  (b) No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

                  (c) The Lender shall have received the Assumption Agreement attached hereto as Exhibit A and dated as of even date herewith (the "Assumption Agreement"), duly executed by SILC and acknowledged by SLC, and all conditions to the effectiveness thereof shall have been satisfied.

         Section 5. Representations, Warranties, Authority, No Adverse Claim.

                  5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment and the waiver set forth in
         Section 3.2 hereof, (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and
         (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

                  5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Agreement and the Assumption Agreement (collectively, the "Amendment Documents") and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender.

                  5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist



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



         at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

         Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under the Security Agreement and made by the Borrower in favor of the Lender, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 9. Successors. The Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

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         Section 10. Legal Expenses. The Borrower agrees to reimburse the
Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


BORROWER:                               SUNRISE LEASING
                                        CORPORATION

                                        By
                                          Its




                                        SUNRISE INTERNATIONAL
                                        LEASING CORPORATION, as
                                        successor by merger to SUNRISE
                                        RESOURCES, INC.


                                        By
                                          Its









LENDER:                                 FIRST BANK NATIONAL
ASSOCIATION



                                        By
                                          Its